Exhibit 99.1

press release

Paylocity Announces Second Quarter Fiscal Year 2021 Financial Results

•	Q2 2021 Recurring & Other Revenue of $145.4 million, up 14% year-over-year
•	Q2 2021 Total Revenue of $146.3 million, up 11% year-over-year

SCHAUMBURG, IL. – February 4, 2021 – Paylocity Holding Corporation (Nasdaq: PCTY), a leading provider of cloud-based HR and payroll software solutions, today announced financial results for the second quarter of fiscal year 2021, which ended December 31, 2020.

“Despite the challenges of the COVID-19 pandemic, we had a strong second quarter, with 14% growth in recurring & other revenue and 11% total revenue growth. The momentum our sales team developed during the Fall selling season translated into a strong January, and we continue to be pleased with how our team is performing in a virtual selling environment. We also remain excited about our product momentum in delivering the most modern platform.  Our recent acquisition of Samepage, an all-in-one team collaboration solution, is another recent proofpoint,” said Steve Beauchamp, Chief Executive Officer of Paylocity.

Second Quarter Fiscal 2021 Financial Highlights

Revenue:

•	Total revenue was $146.3 million, an increase of 11% from the second quarter of fiscal year 2020.

•	Recurring & other revenue was $145.4 million, representing 99% of total revenue and an increase of 14% from the second quarter of fiscal year 2020.

Operating Income:

•	GAAP operating income was $6.4 million and Non-GAAP operating income was $25.1 million in the second quarter of fiscal year 2021.

Net Income:

•	GAAP net income was $9.6 million or $0.17 per share for the three months ended December 31, 2020 based on 56.3 million diluted weighted average common shares outstanding.

Adjusted EBITDA:

•	Adjusted EBITDA, a non-GAAP measure, was $35.0 million in the second quarter of fiscal year 2021.

Balance Sheet and Cash Flow:

•	Cash, cash equivalents and invested corporate cash totaled $232.3 million as of the end of the quarter.

•	$100 million outstanding at the end of the quarter under our credit facility.

•	Cash flow from operations for the second quarter of fiscal year 2021 was $21.2 million compared to $27.8 million for the second quarter of fiscal year 2020.

A reconciliation of GAAP to non-GAAP financial measures has been provided in this press release, including the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook

Based on information available as of February 4, 2021, Paylocity is issuing guidance for the third quarter and full fiscal year 2021 as indicated below.

Third Quarter 2021:

•	Total revenue is expected to be in the range of $182.5 million to $186.5 million, which represents approximately 6% - 9% growth over fiscal 2020 third quarter revenue.

•	Adjusted EBITDA, a non-GAAP measure, is expected to be in the range of $59.0 million to $62.0 million.

Fiscal Year 2021:

•	Total revenue is expected to be in the range of $623.5 million to $628.5 million, which represents approximately 11% - 12% growth over fiscal year 2020 revenue.

•	Adjusted EBITDA, a non-GAAP measure, is expected to be in the range of $152.0 million to $156.0 million.

We are unable to reconcile forward-looking non-GAAP Adjusted EBITDA to its directly comparable GAAP financial measure because the information which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Conference Call Details

Paylocity will host a conference call to discuss its second quarter fiscal year 2021 results at 4:00 p.m. Central Time today (5:00 Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company's Investor Relations Web site at www.paylocity.com. Participants who choose to call in to the conference call can do so by dialing (855) 226-3021 or (315) 625-6892, passcode 2895946. A replay of the call will be available and archived via webcast at www.paylocity.com.

About Paylocity

Paylocity is a leading provider of cloud-based HR and payroll software solutions headquartered in Schaumburg, IL. Founded in 1997 and publicly traded since 2014, Paylocity offers an intuitive, easy-to-use product suite that helps businesses tackle today’s challenges while moving them toward the promise of tomorrow. Known for its unique culture and consistently recognized as one of the best places to work, Paylocity accompanies its clients on the journey to create great workplaces and help people achieve their best through automation, data-driven insights, and engagement. For more information, visit www.paylocity.com.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including Adjusted EBITDA, adjusted gross profit, non-GAAP operating income, non-GAAP net income, non-GAAP net income per share, non-GAAP sales and marketing, non-GAAP total research and development and non-GAAP general and administrative and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We define Adjusted EBITDA as net income (loss) before interest expense, income tax expense (benefit), and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and other items as described later in this release. Adjusted gross profit is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and amortization of capitalized internal-use software costs. Non-GAAP operating income is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, the amortization of acquired intangibles and other items as described later in this release. Non-GAAP sales and marketing expense is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises. Non-GAAP general and administrative expense is adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, the amortization of acquired intangibles and other items as described later in this release. Non-GAAP net income and non-GAAP net income per share are adjusted to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, the amortization of acquired intangibles and other items as described later in this release, including the income tax effect on these items, the valuation allowance release, excess tax benefit related to employee stock-based compensation payments and the impact of tax reform. Non-GAAP total research and development is adjusted for capitalized internal-use software costs and to eliminate stock-based compensation expense and employer payroll taxes related to stock releases and option exercises and acquisition-related costs. Free cash flow is defined as net cash provided by operating activities less capitalized internal-use software costs, purchase of property and equipment and lease allowances used for tenant improvements. Please note that other companies may define their non-GAAP financial measures differently than we do. Management presents certain non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, the inclusion of the non-GAAP financial measures should provide consistency in the company’s financial reporting. Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release.

Safe Harbor/Forward Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included herein regarding Paylocity’s future operations, ability to scale its business, future financial position and performance, future revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “seek” and similar expressions (or the negative of these terms) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among other things, statements about management's estimates regarding future revenues and financial performance and other statements about management’s beliefs, intentions or goals. Paylocity may not actually achieve the expectations disclosed in the forward-looking statements, and you should not place undue reliance on Paylocity’s forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements, including, but not limited to the ongoing impact of the novel coronavirus disease (“COVID-19”) on the U.S. economy, including reductions in interest rates, business disruptions, reductions in employment and an increase in business failures that have occurred or may occur in the future; the continuing impact of COVID-19 on Paylocity’s employees and clients and Paylocity’s ability to provide services to its clients and respond to their needs; Paylocity’s ability to retain existing clients and to attract new clients to enter into subscriptions for its services; Paylocity’s ability to sell new products and retain subscriptions for its existing products to its new and existing clients; the challenges associated with a growing company’s ability to effectively service clients in a dynamic and competitive market; challenges associated with expanding and evolving a sales organization to effectively address new geographies and products and services; Paylocity’s reliance on and ability to expand its referral network of third parties; difficulties associated with accurately forecasting revenue and appropriately planning expenses; challenges with managing growth effectively; difficulties in forecasting Paylocity’s tax position; risks related to regulatory, legislative and judicial uncertainty in Paylocity’s markets, including the potential repeal or replacement of the Affordable Care Act; continued acceptance of SaaS as an effective method for delivery of payroll and HCM solutions; Paylocity’s ability to protect and defend its intellectual property; the risk that Paylocity’s security measures are compromised or the unauthorized access to customer data; unexpected events in the market for Paylocity’s solutions; changes in the competitive environment in Paylocity’s industry and the markets in which it operates; adverse changes in general economic or market conditions; changes in the employment rates of Paylocity’s clients and the resultant impact on revenue; and other risks and potential factors that could affect Paylocity’s business and financial results identified in Paylocity’s filings with the Securities and Exchange Commission (the “SEC”), including its 10-K filed with the SEC on August 7, 2020. Additional information will also be set forth in Paylocity’s future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Paylocity makes with the SEC. These forward-looking statements represent Paylocity’s expectations as of the date of this press release. Subsequent events, including events relating to the COVID-19 pandemic and its severity, duration and ultimate impact, may cause these expectations to change, and Paylocity disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

PAYLOCITY HOLDING CORPORATION

Unaudited Consolidated Balance Sheets

(in thousands, except per share data)

	June 30,	December 31,
	2020	2020
Assets
Current assets:
Cash and cash equivalents	$250,851	$218,696
Corporate investments	34,556	13,637
Accounts receivable, net	4,923	6,118
Deferred contract costs	32,332	37,447
Prepaid expenses and other	13,188	15,633
Total current assets before funds held for clients	335,850	291,531
Funds held for clients	1,327,304	2,204,286
Total current assets	1,663,154	2,495,817
Capitalized internal-use software, net	36,501	40,623
Property and equipment, net	66,737	64,066
Operating lease right-of-use assets	48,658	45,429
Intangible assets, net	13,360	15,083
Goodwill	21,655	33,184
Long-term deferred contract costs	125,711	144,027
Long-term prepaid expenses and other	4,917	3,218
Deferred income tax assets	4,955	9,516
Total assets	$1,985,648	$2,850,963

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,755	$2,771
Accrued expenses	79,881	64,204
Total current liabilities before client fund obligations	81,636	66,975
Client fund obligations	1,327,304	2,204,286
Total current liabilities	1,408,940	2,271,261
Long-term debt	100,000	100,000
Long-term operating lease liabilities	73,299	69,672
Other long-term liabilities	1,747	1,812
Deferred income tax liabilities	8,754	—
Total liabilities	$1,592,740	$2,442,745
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 authorized, no shares issued and outstanding at June 30, 2020 and December 31, 2020	$—	$—
Common stock, $0.001 par value, 155,000 shares authorized at June 30, 2020 and December 31, 2020; 53,792 shares issued and outstanding at June 30, 2020 and 54,370 shares issued and outstanding at December 31, 2020	54	54
Additional paid-in capital	227,907	221,525
Retained earnings	164,272	186,374
Accumulated other comprehensive income	675	265
Total stockholders' equity	$392,908	$408,218
Total liabilities and stockholders’ equity	$1,985,648	$2,850,963

PAYLOCITY HOLDING CORPORATION

Unaudited Consolidated Statements of Operations and Comprehensive Income

(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2019	2020	2019	2020
Revenues:
Recurring and other revenue	$127,980	$145,393	$249,853	$280,268
Interest income on funds held for clients	4,394	936	9,241	1,855
Total revenues	132,374	146,329	259,094	282,123
Cost of revenues	45,424	53,542	88,054	102,922
Gross profit	86,950	92,787	171,040	179,201
Operating expenses:
Sales and marketing	37,293	37,775	74,250	75,449
Research and development	15,410	19,338	29,804	37,985
General and administrative	28,133	29,323	54,872	55,967
Total operating expenses	80,836	86,436	158,926	169,401
Operating income	6,114	6,351	12,114	9,800
Other income (expense)	285	(379)	759	(636)
Income before income taxes	6,399	5,972	12,873	9,164
Income tax expense (benefit)	932	(3,670)	(6,500)	(12,938)
Net income	$5,467	$9,642	$19,373	$22,102
Other comprehensive loss, net of tax	(36)	(187)	(32)	(410)
Comprehensive income	$5,431	$9,455	$19,341	$21,692

Net income per share:
Basic	$0.10	$0.18	$0.36	$0.41
Diluted	$0.10	$0.17	$0.35	$0.39

Weighted-average shares used in computing net income per share:
Basic	53,542	54,305	53,415	54,160
Diluted	55,826	56,343	55,692	56,122

Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises for each of the three and six months ended December 31 are included in the above line items:

	Three Months Ended December 31,		Six Months Ended December 31,
	2019	2020	2019	2020
Cost of revenues	$1,465	$2,002	$3,197	$4,405
Sales and marketing	3,393	4,019	7,737	8,367
Research and development	1,783	2,765	3,583	5,616
General and administrative	6,188	8,300	12,341	15,435
Total stock-based compensation expense	$12,829	$17,086	$26,858	$33,823

PAYLOCITY HOLDING CORPORATION

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended
	December 31,
	2019	2020
Cash flows from operating activities:
Net income	$19,373	$22,102
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation expense	24,832	30,936
Depreciation and amortization expense	18,261	21,071
Deferred income tax benefit	(6,500)	(12,940)
Provision for credit losses	63	98
Net accretion of discounts and amortization of premiums on available-for-sale securities	(1,052)	255
Amortization of debt issuance costs	73	83
Other	250	515
Changes in operating assets and liabilities:
Accounts receivable	(53)	(1,287)
Deferred contract costs	(22,434)	(23,431)
Prepaid expenses and other	773	(3,388)
Accounts payable	261	1,070
Accrued expenses and other	2,231	(15,412)
Net cash provided by operating activities	36,078	19,672
Cash flows from investing activities:
Purchases of available-for-sale securities and other	(253,950)	—
Proceeds from sales and maturities of available-for-sale securities	124,780	58,996
Capitalized internal-use software costs	(12,139)	(14,832)
Purchases of property and equipment	(12,398)	(6,045)
Acquisition of business, net of cash acquired	—	(14,992)
Net cash provided by (used in) investing activities	(153,707)	23,127
Cash flows from financing activities:
Net change in client fund obligations	450,825	876,982
Proceeds from employee stock purchase plan	3,961	6,100
Taxes paid related to net share settlement of equity awards	(25,954)	(44,749)
Payment of debt issuance costs	(675)	(17)
Net cash provided by financing activities	428,157	838,316
Net change in cash, cash equivalents and funds held for clients' cash and cash equivalents	310,528	881,115
Cash, cash equivalents and funds held for clients' cash and cash equivalents—beginning of period	1,426,143	1,492,133
Cash, cash equivalents and funds held for clients' cash and cash equivalents—end of period	$1,736,671	$2,373,248
Supplemental Disclosure of Non-Cash Investing and Financing Activities
Liabilities assumed for acquisition	$—	$281
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$53	$584
Cash paid (refunds received) for income taxes	$19	$(110)
Reconciliation of cash, cash equivalents and funds held for clients' cash and cash equivalents to the Unaudited Consolidated Balance Sheets
Cash and cash equivalents	$75,900	$218,696
Funds held for clients' cash and cash equivalents	1,660,771	2,154,552
Total cash, cash equivalents and funds held for clients' cash and cash equivalents	$1,736,671	$2,373,248

Paylocity Holding Corporation

Reconciliation of GAAP to non-GAAP Financial Measures

(In thousands except per share data)

	Three Months		Six Months
	Ended		Ended
	December 31,		December 31,
	2019	2020	2019	2020
Reconciliation from Gross profit to Adjusted gross profit:
Gross profit	$86,950	$92,787	$171,040	$179,201
Amortization of capitalized internal-use software costs	4,690	5,882	9,147	11,268
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	1,465	2,002	3,197	4,405
Adjusted gross profit	$93,105	$100,671	$183,384	$194,874

	Three Months		Six Months
	Ended		Ended
	December 31,		December 31,
	2019	2020	2019	2020
Reconciliation from Operating income to Non-GAAP operating income:
Operating income	$6,114	$6,351	$12,114	$9,800
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	12,829	17,086	26,858	33,823
Amortization of acquired intangibles	562	940	1,125	1,784
Other items (1)	1,606	725	2,562	1,085
Non-GAAP operating income	$21,111	$25,102	$42,659	$46,492

	Three Months		Six Months
	Ended		Ended
	December 31,		December 31,
	2019	2020	2019	2020
Reconciliation from Net income to Non-GAAP net income:
Net income	$5,467	$9,642	$19,373	$22,102
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	12,829	17,086	26,858	33,823
Amortization of acquired intangibles	562	940	1,125	1,784
Other items (1)	1,606	725	2,562	1,085
Income tax effect on adjustments (2)	(423)	(6,187)	(9,551)	(15,387)
Non-GAAP net income	$20,041	$22,206	$40,367	$43,407

	Three Months		Six Months
	Ended		Ended
	December 31,		December 31,
	2019	2020	2019	2020
Calculation of Non-GAAP net income per share:
Non-GAAP net income	$20,041	$22,206	$40,367	$43,407
Diluted weighted-average number of common shares	55,826	56,343	55,692	56,122
Non-GAAP net income per share	$0.36	$0.39	$0.72	$0.77

	Three Months		Six Months
	Ended		Ended
	December 31,		December 31,
	2019	2020	2019	2020
Reconciliation from Net income to Adjusted EBITDA:
Net income	$5,467	$9,642	$19,373	$22,102
Interest expense	103	351	188	691
Income tax expense (benefit)	932	(3,670)	(6,500)	(12,938)
Depreciation and amortization expense	9,328	10,836	18,261	21,071
EBITDA	15,830	17,159	31,322	30,926
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	12,829	17,086	26,858	33,823
Other items (1)	1,606	725	2,562	1,085
Adjusted EBITDA	$30,265	$34,970	$60,742	$65,834

	Three Months		Six Months
	Ended		Ended
	December 31,		December 31,
	2019	2020	2019	2020
Reconciliation of Non-GAAP sales and marketing:
Sales and marketing	$37,293	$37,775	$74,250	$75,449
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	3,393	4,019	7,737	8,367
Non-GAAP sales and marketing	$33,900	$33,756	$66,513	$67,082

	Three Months		Six Months
	Ended		Ended
	December 31,		December 31,
	2019	2020	2019	2020
Reconciliation of Non-GAAP total research and development:
Research and development	$15,410	$19,338	$29,804	$37,985
Capitalized internal-use software costs	5,425	6,948	12,139	14,832
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	1,783	2,765	3,583	5,616
Other items (3)	—	230	—	385
Non-GAAP total research and development	$19,052	$23,291	$38,360	$46,816

	Three Months		Six Months
	Ended		Ended
	December 31,		December 31,
	2019	2020	2019	2020
Reconciliation of Non-GAAP general and administrative:
General and Administrative	$28,133	$29,323	$54,872	$55,967
Stock-based compensation expense and employer payroll taxes related to stock releases and option exercises	6,188	8,300	12,341	15,435
Amortization of acquired intangibles	562	940	1,125	1,784
Other items (1)	1,606	495	2,562	700
Non-GAAP general and administrative	$19,777	$19,588	$38,844	$38,048

(1)  Represents nonrecurring costs including acquisition-related and lease exit costs. Also includes the settlement of a certain legal matter and related litigation costs of $1.6 million and $2.0 million for the three and six months ended December 31, 2019, respectively.

(2)  Income tax effect on adjustments: Includes the income tax effect on non-GAAP net income adjustments related to stock-based compensation expense and employer payroll taxes related to stock releases and option exercises, amortization of acquired intangibles and other items.

(3)  Represents certain nonrecurring acquisition-related costs